Comerica Incorporated

BancAnalysts Association of Boston, Inc.
November 7- 8, 2013

Lars Anderson
Vice Chairman, The Business Bank

Karen Parkhill
Vice Chairman and CFO

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and "Item 1A. Risk Factors" beginning on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

The Business Bank: A Brief Overview

3Q13 Loan Balances


Business Bank
$34.2B
77%
Retail Bank
$5.3B
12%
Wealth
Management
$4.6B
11%

Business Bank Loan Growth

Commitments Increased 5% from 3Q12


33.8
34.3
34.7
34.9
34.2
+3%
+1%
3Q12
4Q12
1Q13
2Q13
3Q13

3Q13 Deposit Balances


Finance/ Other
$0.5B
1%
Retail Bank
$21.3B
41%
Business Bank
$26.3B
51%
Wealth
Management
$3.8B
7%

Business Bank Deposit Growth

Reflects High Level of Customer Liquidity


25.1
26.1
25.6
26.0
26.3
+5%
3Q12
4Q12
1Q13
2Q13
3Q13

At 9/30/13 • Average balances • Right charts: $ in billions

Comerica Bank

3

Diverse Geography & Industry Expertise

Positioned For Long-Term Growth

Business Bank Loan Balances


California
$11.5B
33%
Texas
$7.5B
22%
Michigan
$9.1B
27%
Other
Markets
$6.1B
18%

Business Bank Deposit Balances


California
$10.2B
38%
Texas
$4.6B
18%
Michigan
$6.3B
24%
Other
Markets
$5.2B
20%

Business Bank Diverse Loan Portfolio


Corporate
Banking
$4.4B 13%
Mortgage
Banker
$1.6B 5%
Commercial
Real Estate
$3.8B 11%
Tech. & Life
Sciences
$2.0B 6%
National
Dealer
$4.9B 14%
Environmental
Services
$0.8B 2%
Energy
$2.9B 8%
Entertainment
$0.6B 2%
General Middle
Market
$13.2B 39%
= Total Middle Market - 71%

3Q13 average balances

Comerica Bank

4

Positioned in Larger, Faster Growing Markets

Located in 7 of the Top 10 Most Populous Cities[1]



New York 8.34
Los Angeles 3.86
Chicago 2.71
Houston 2.16
Philadelphia 1.55
Phoenix 1.49
San Antonio 1.38
San Diego 1.34
Dallas 1.24
San Jose 0.98

State GDP Growth 2012 vs. 2011[2]



O - Ranking Based on 2012 GDP Dollars
4.8%
3.5%
US Average:2.5%
2.2%
#2
#1
#13
Texas
California
Michigan

[1]Chart: Population in millions. Source: US Census Bureau, released in 2013 • [2]Source: US Bureau of Economic Analysis. 2012 advance statistics, released 6/6/13

Comerica Bank

5

Substantial Growth Opportunities in Texas

- Established Texas presence: 1988
- Moved headquarters to Dallas: 2007
- Largest U.S. commercial bank with corporate headquarters in Texas
- Acquisition of Sterling completed July 2011
- Increased deposit share in Dallas-Fort Worth and Austin from 2012[1]
- Comerica Texas Economic Activity Index[2] up 44% from cycle low



Business Bank TX Loans



C&I
CRE
All Other
7.3
7.4
7.6
7.7
7.5
1.6
1.5
1.4
1.4
1.3
5.6
5.9
6.1
6.2
6.1
+8%
3Q12
4Q12
1Q13
2Q13
3Q13

Business Bank TX Noninterest Income



14.2
15.1
15.4
19.2
19.3
+36%
3Q12
4Q12
1Q13
2Q13
3Q13

At 9/30/13 • Charts: $ in billions. Average balances • [1]Source: FDIC June 2013 • [2]August 2013 economic activity index, published October 2013

Comerica Bank

6

$22.5 $23.5 $22.8 $23.6 $22.5 $46.8 $47.6 $47.9 $48.4 $48.9 35% 45% 55% 65% 3Q12 4Q12 1Q13 2Q13 3Q13 Outstandings Commitments Utilization $ in billions ● 1Utilization of commercial commitments as a percentage of total commercial commitments at period end ●2Average balances. Source: Automotive News ● 3Average balances. MBA Origination Volumes $ in billions. Source: Mortgage Bankers Association Mortgage Finance Forecast as of 10/29/13 7 Business Bank Commitments Continue to Grow Commitments and Outstandings1 +5% 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 54 54 50 52 54 58 58 59 60 61 63 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Floor PlanIndustry: Inventory Days Supply (Period End)Industry: Inventory Days Supply (Avg) National Dealer Services23Q Trend In-Line with Seasonality Mortgage Banker Finance33Q Trend Reflects Falling Refinance Volumes 0.6 0.6 1.0 1.5 1.5 1.5 2.0 2.1 1.7 1.8 1.6 200 300 400 500 600 700 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 MBA MortgageOrigination Volumes13.1 13.2 13.4 13.5 13.214.1 14.6 14.1 13.8 14.0 3Q12 4Q12 1Q13 2Q13 3Q13 Loans Deposits General Middle Market3Q Deposits Increase, Line Utilization Declines 58 Disciplined Growth Results in Superior Credit Performance 8 NCO Ratio: Lower Than Peer Average1 0 1 2 3 4 5 6 2008 2009 2010 2011 2012 1Q13 2Q13 3Q13 Peer Range Peer Average CMA 1Source: SNL Financial ● 2$ in millions. Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans 0.01 0.09 0.18 0.28 0 .36 0.40 0 .46 0.47 0.4 9 0.49 0.5 3 0.60 BOK F ZIO N CMA KE Y MTB FHN ST I SNV FITB BB T HBA N RF 3Q13 NCO Ratio1  Consistent credit underwriting policies  Positive credit migration reflected in loan yields  Robust credit portfolio analytics assist in navigating the cycles 2,724 2,182 2,226 2,061 1,912 929 905 884 825 765 3,653 3,088 3,110 2,886 2,676 3Q12 4Q12 1Q13 2Q13 3Q13 Business Bank Retail Bank + WMWatch List Continues to Trend Down2

Highly Experienced Team
A Competitive Advantage

Deep Local Knowledge

Michigan Market President 22 years	Texas Market President 29 years	California Market President[1] 42 years

Industry Expertise - Average Years

Technology & Life Sciences	Energy	Mortgage Banker Finance	National Dealer Services
Bus. Line Mgr. – 27 Group Mgr. – 15 Relationship Mgr. –8	Bus. Line Mgr. – 34 Group Mgr. – 13 Relationship Mgr. – 4	Bus. Line Mgr. – 32 Group Mgr. – 28 Relationship Mgr. – 8	Bus. Line Mgr. – 40 Group Mgr. – 28 Relationship Mgr. – 9

Average Loans



1.8
2.0
+13%
2012
YTD 2013

Average Loans



2.6
2.9
+15%
2012
YTD 2013

Average Loans



1.8
1.7
-3%
2012
YTD 2013

Average Loans



4.3
5.0
+17%
2012
YTD 2013

Charts: $ in billions • [1]42 years with Comerica, 24 years in the California market

Comerica Bank

9

Incenting Balanced Performance
Aligned to Strategy

Relationship Manager Scorecard
Quarterly Benchmarking

- Sales
  - Pipeline
  - Closed Commitments & Deposits
  - Fee Income
  - Cross-sell metrics
  - Customer calls
- Portfolio (loans, deposits, customers)
- Profitability
  - Net income
  - ROE
  - Loan Spreads
- Asset Quality



Capital Markets
FX / Swaps
Treasury Management Services
International Trade Services
Merchant Services
Relationship Manager & Customer
Insurance
Leasing
Credit Solutions
Institutional Services
Private Banking
Card Services

Accountability

Comerica Bank

10

Driving Efficiency in the Business Bank
Produces Operating Leverage

- Allocating resources to faster growing segments to ensure there is capacity to support expansion
- Leveraging technology to increase efficiency of Relationship Managers (RMs)
- Number of RMs down 3%, while commitments are up 5% from 3Q12
- RM quarterly production, or closed commitments, up 11% from 3Q12

Noninterest Income Per RM



195
204
199
218
238
+22%
3Q12
4Q12
1Q13
2Q13
3Q13

Loans + Deposits Managed Per Employee



57
59
59
61
62
+8%
3Q12
4Q12
1Q13
2Q13
3Q13

At 9/30/13 • Top chart: $ in thousands • Bottom chart: $ in millions

Comerica Bank

11

Middle Market Strength
Long-Tenured, Deep Relationships

Typical Middle Market Relationship

- Company with revenues generally between $20-$500MM
- Annual Fee Income ≈$40,000
- Loan Outstandings ≈$5MM
- Commitments ≈$10MM
- Deposits ≈$1MM
- >50% of Middle Market customers have been with Comerica for 10+ years

General Middle Market Average Loans



13.1
13.2
13.4
13.5
13.2
+3%
+1%
3Q12
4Q12
1Q13
2Q13
3Q13

Recognized for Excellence

Greenwich Associates first half 2013 survey of Middle Market Banking customers[1]:

#1 Overall Customer Satisfaction
#1 Ease of doing business
#1 Capability of senior relationship manager
#1 Reputation as a leader for Investment Banking, Credit & International Services
#1 Overall satisfaction of branch performance

General Middle Market Noninterest Income



36
38
41
42
39
+9%
3Q12
4Q12
1Q13
2Q13
3Q13

Top chart: $ in billions • Bottom chart: $ in millions • [1]Comerica ranking in MI, CA and TX among top five competitors for companies with $20-500 million in revenues

Comerica Bank

12

Wide Array of Products and Services
Drive Cross-sell Success

Noninterest Income



Business Bank
197
204
200
208
214
76
79
77
80
89
+17%
3Q12
4Q12
1Q13
2Q13
3Q13

Business Bank Relationships	Deposit Acct.'s	Treasury Mgmt.	3 or More Products
≈ 5,000 Lending	≈ 75%	≈ 60%	≈ 65%
≈ 9,000 Total	≈ 85%	≈ 50%	≈ 45%

Comerica Collaborates

- Educate, train, incent teamwork
- Building deep relationships
- Business Bank products:
  - Treasury Management
  - Commercial Card
  - Merchant Services
  - Letters of Credit
  - Foreign Exchange
  - Insurance
- Wealth Management products:
  - Private Banking
  - Asset Management
  - Securities/ Capital Markets
  - 401K/ Trust Advisory
- Retail Bank products:
  - On the Job Banking

At 9/30/13 • Chart: $ in millions

Comerica Bank

13

Growing Fee Income
As Payments Migrate to Electronic Means

Business to Business (B2B) Payment Volume by Type[1]



ACH
20%
Wire
Transfer
8%
Credit/
Debit Card
7%
Check
65%

Comerica Commercial Card Rankings

The Nilson Report 2012 rankings[2]:

- #1 Prepaid commercial cards
- #5 Fleet cards
- #10 Overall commercial card issuers
- #12 Purchasing cards
- #15 Corporate cards

Growing Card Revenue



Commercial Card
Government Card
9.5
9.8
10.3
11.3
11.5
+21%
3Q12
4Q12
1Q13
2Q13
3Q13

[1]In 2012. Source: Phoenix Hecht Treasury Management Monitor • [2]Source: The Nilson Report July 2013 • Right Chart: $ in millions

Comerica Bank

14

Collaboration with Wealth Management

Business Owner Advisory Service

- Integrated solutions to meet business and personal goals
- Business owner planning substantially expands the scope of more traditional "Financial Planning" to include:
  - Tax Strategy Planning
  - Wealth Transfer Planning
  - Charitable Planning
  - Business Planning
  - Wealth Planning
  - Family Business Continuation
  - Addressing Family Issues
  - Business Succession Planning



Business Bank
Business Owner Advisory Services
Wealth Management

Successes[1]

- ✓ **Over $500MM** Loans, Deposits & AUM
- ✓ **350 or About 90%** of Relationship Managers made referrals
- ✓ **>900** Referrals made
- ✓ **>25%** Close rate

[1]Success since inception of program in 2012

Comerica Bank

15

Third Quarter 2013 Results
Key Performance Drivers

Diluted EPS
Earnings Per Common Share



$0.61
$0.68
$0.70
$0.76
$0.78
+3%
+28%
3Q12
4Q12
1Q13
2Q13
3Q13

Total Revenue



Net Interest Income
Noninterest Income
624
628
616
622
626
197
204
200
208
214
427
424
416
414
412
3Q12
4Q12
1Q13
2Q13
3Q13

Provision for Credit Losses



22
16
16
13
8
3Q12
4Q12
1Q13
2Q13
3Q13

Noninterest Expense



Restructuring
449
427
416
416
417
424
425
416
416
417
3Q12
4Q12
1Q13
2Q13
3Q13

$ in millions, except per share data

Comerica Bank

16

At 9/30/13 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 9/30/13, as filed with the SEC ● 2Source: SNL Financial. As of 6/30/13 ●3Source: SNL Financial. Average balances Faster Loan Re-pricing/Maturity Date2 0% 20% 40% 60% 80% 100% CMA FHN KEY RF FITB MTB HBAN STI BOKF ZION SNV BBT Less Than 3 Months Greater Than 3 Months 17  Floating rate loans: ≈85% (primarily 30-day LIBOR)  Rate floors: ≈5%  Securities: ≈15% of earning assets  Relatively large deposit base  Balance sheet is not currently hedged with interest rate swaps Interest Rate Sensitivity1Gradual 200 bps Rate Rise Interest Rate Sensitivity Positioned for Rising Rates 172 178 181 187 210 3Q12 4Q12 1Q13 2Q13 3Q13 Noninterest-Bearing as a Percentof Total Deposits3 25.5% 27.1% 27.2% 28.8% 30.3% 32.0% 32.8% 36.3% 37.6% 37.6% 40.7% 45.2 % SNV BBT FHN HBAN STI FITB RF MTB KEY BOKF ZION CMA Comerica is Asset Sensitive Disciplined Expense ManagementLarge Enough to Benefit From Economies of Scale 18 $4,738 $4,856 $5,376 $5,577 $5,873 $6,055 $6,204 $6,504 $7,252 HBAN RF BBT FHN BOKF KEY FITB STI CMA At 9/30/13 ● Right chart: $ in thousands. Source: SNL Financial. Excludes MTB, SNV and ZION as amounts were not reported as of 11/4/13 Assets Per Employee Compared to Peers  Efficiency improvements• Allocating resources to faster growing markets and business• Leveraging technology• Vendor consolidation• Selective outsourcing  Assisting in offsetting headwinds• Low rate environment• Pension• Healthcare• Regulatory Continued Tight Expense Control

Efficiency Ratio and ROA Goals



Efficiency Ratio
59%
66%
69%
67%
72%
69%
67%
20 year average: 59%
Long-Term Goal:
Below 60%
2007
2008
2009
2010
2011
2012
YTD 2013



Return on Average Assets (ROA)
1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
0.89%
Long-Term Goal:
Above 1.30%
2007
2008
2009
2010
2011
2012
YTD 2013

Goal as of 11/6/13

Comerica Bank

19

Continued Strong Capital Position

Approach Capital Management From a Position of Strength

- **2013 Capital Plan target[1]:**
  - Up to $288MM share repurchase over four quarters (2Q13 through 1Q14)
  - 2Q13 1.9MM shares repurchased ($72MM)
  - 3Q13 1.7MM shares repurchased ($72MM)
- **Benefit from regional bank size in new capital rules**
  - Option to opt out of AOCI
  - Less onerous RWA calculation through Standardized Approach
  - Possible lower D-SIB buffer
  - Not subject to Supplementary Leverage Ratio

Average Shareholder Payout 77% of Earnings from 1997-2007



Shares Repurchased
Dividend
47%
79%
77%
72%
70%
19%
21%
24%
22%
21%
FY11
FY12
1Q13
2Q13
3Q13

[1]Outlook as of 11/6/13

Comerica Bank

20

21 As of 9/30/13 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 9/30/13, as filed with the SEC Well Positioned for the Future Loans • Positioned in faster growing markets and industries • Maintain pricing & structure discipline Expenses • Continued tight expense control • Lowest cost deposits & largest percentage DDA funding vs. peers Asset Quality • Strong credit culture leads to solid credit metrics • Weathered cycle well relative to peers Capital Manager • One of the highest shareholder payouts in peer group • Strong capital base; Well positioned for Basel III capital rules Rising Rates • Well positioned for rising rates • 200 bps increase in rates expected to result in >10% increase in net interest income1 Appendix

Financial Summary

	3Q13	2Q13	3Q12
Diluted income per common share[1]	$0.78	$0.76	$0.61
Net interest income	$412	$414	$427
Loan accretion	8	7	15
Provision for credit losses	8	13	22
Noninterest income	214	208	197
Noninterest expenses	417	416	449
Restructuring expenses	--	--	25
Net income	147	143	117
Total average loans	$44,094	$44,893	$43,597
Total average deposits	51,865	51,448	49,845
Tier 1 common capital ratio[3]	10.74%[2]	10.43%	10.37%
Basel III Tier 1 common capital ratio[3,4]	10.4%	10.1%	10.0%
Average diluted shares (millions)	*187*	*187*	*191*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]Estimated • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

23

Loans by Business and Market

By Line of Business	3Q13	2Q13	3Q12
Middle Market			
General	$13.2	$13.5	$13.1
Energy	2.9	3.0	2.6
National Dealer Services	4.9	5.1	4.3
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.0	1.9	1.8
Environmental Services	0.8	0.8	0.7
Total Middle Market	$24.4	$24.9	$23.1
Corporate Banking			
US Banking	2.7	2.7	3.0
International	1.7	1.7	1.8
Mortgage Banker Finance	1.6	1.8	2.0
Commercial Real Estate	3.8	3.8	3.9
BUSINESS BANK	**$34.2**	**$34.9**	**$33.8**
Small Business	3.6	3.6	3.5
Retail Banking	1.7	1.7	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.3**
Private Banking	4.6	4.7	4.5
WEALTH MANAGEMENT	**$4.6**	**$4.7**	**$4.5**
TOTAL	**$44.1**	**$44.9**	**$43.6**

By Market	3Q13	2Q13	3Q12
Michigan	$13.3	$13.6	$13.5
California	14.0	13.9	12.9
Texas	9.9	10.2	9.6
Other Markets	6.9	7.2	7.6
TOTAL	**$44.1**	**$44.9**	**$43.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

24

Deposits by Business and Market 25  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Average $ in billions By Line of Business 3Q13 2Q13 3Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $14.00.50.20.15.10.2 $13.80.50.20.15.00.2 $14.10.50.20.15.20.1 Total Middle Market $20.1 $19.8 $20.2 Corporate BankingUS BankingInternational 2.41.8 2.61.6 1.91.4 Mortgage Banker Finance 0.6 0.7 0.5 Commercial Real Estate 1.4 1.3 1.1 BUSINESS BANK $26.3 $26.0 $25.1 Small Business 2.7 2.7 2.6 Retail Banking 18.6 18.5 18.1 RETAIL BANK $21.3 $21.2 $20.7 Private Banking 3.8 3.7 3.7 WEALTH MANAGEMENT $3.8 $3.7 $3.7 Finance/ Other 0.5 0.5 0.4 TOTAL $51.9 $51.4 $49.9 By Market 3Q13 2Q13 3Q12 Michigan $20.5 $20.1 $19.6 California 14.6 14.7 15.0 Texas 10.3 10.2 9.9 Other Markets 6.0 5.9 5.0 Finance/ Other 0.5 0.5 0.4 TOTAL $51.9 $51.4 $49.9 Mortgage Banker Finance  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships Average Deposits 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Average Loans Charts: $ in millions 26

National Dealer Services Line of Business 27 Toyota/Lexus18% Honda/Acura 15% Ford 9% GM 10% Chrysler 8% Mercedes 3%Nissan/ Infiniti 8% Other European 9% Other Asian 10% Other210%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Majority are “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 61% Texas 8%Michigan 18% Other 12% 3.5 3.5 3.5 4.3 4.9 5.1 4.9 4.92009 2010 2011 2012 1Q13 2Q13 3Q13 3Q13 Loan Balances ($ in Billions) Average Period End 1Franchise distribution based on 9/30/13 period-end (PE) outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans). Franchise Distribution1 Natural Gas Oil Mixed Midstream13% Service15% Energy 28 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Average Loans Average Deposits  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Exploration & Production 72% Charts: $ in millions ● 1Based on 3Q13 period-end loans outstanding 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Diverse Customer Base1

Technology and Life Sciences  20+ year history  Products and services tailored to meet the needs of emerging technology and life science companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans Average Deposits 1,71 6 1,52 1 1,37 1 1,28 0 1,09 8 1,14 7 1,12 0 1,16 2 1,19 3 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1,91 3 2,02 4 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 2,64 9 2,72 7 2,85 6 3,19 8 3,26 9 3,42 4 3,34 5 3,49 8 3,73 0 4,11 6 4,23 1 4,44 0 4,70 3 5,06 5 5,20 8 5,16 6 5,02 6 4,99 6 5,05 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 At 9/30/13 ● Charts: $ in millions 29 30 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 3,75 2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 4 quarters 4,248 4,345 4,655 4,703 4,817 3Q12 4Q12 1Q13 2Q13 3Q13 +13% At 9/30/13 ● Charts: $ in millions ● 1Includes CRE line of business loans not secured by real estate ● 2Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments2 Commercial Real Estate Line of Business 1

Shared National Credit Relationships

- Approximately 865 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approximately 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

September 30, 2013: $9.2B


Environmental Services $0.3B 4%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.5B 6%
Entertainment $0.3B 3%
Corporate $2.5B 27%
Energy $2.6B 28%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.1B 23%
= Total Middle Market (65%)

Period-end outstandings as of 9/30/13 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank
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Nonperforming Assets

September 30, 2013
Nonaccrual Loans $437MM
By Business


Commercial Real Estate $100MM
Private Banking $44MM
Corporate $2MM
Middle Market $111MM
Small Business $85MM
Other $95MM

Nonperforming Assets of $478MM, a $22MM decrease, included:
- Nonaccrual loans decreased $12MM
- Foreclosed Property decreased to $19MM

Troubled Debt Restructurings (TDRs) of $205MM, included:
- $60MM Performing Restructured
- $22MM Reduced Rate
- $123MM Nonaccrual TDR

Nonperforming Assets


Nonperforming Assets as a Percentage of Total Loans + ORE
755
595
555
500
478
1.71
1.29
1.23
1.10
1.08
3Q12
4Q12
1Q13
2Q13
3Q13

Charts: $ in millions • 3Q13 compared to 2Q13

Comerica Bank
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Government Card Programs



Growing Average Noninterest-Bearing Deposits
US Treasury Program
State Card Programs
185
290
532
650
720
948
1,189
2007
2008
2009
2010
2011
2012
YTD 2013

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 4.5 million cards registered
  - Phasing out checks[2]
    As of 5/1/11, new benefit recipients
    As of 3/1/13, current check recipients
  - 95% of Direct Express card holders report they are satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 9/30/13 • Chart: $ in millions • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a June 2012 survey. Source: U.S. Department of the Treasury • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

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Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 69%
2012
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

[1]Goal as of 11/6/13

Comerica Bank

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Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	BOK Financial	A-	A2	A	A (low)
	M&T Bank	A-	A3	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB+	Baa1	A	A (low)
	Huntington	BBB	Baa1	A-	BBB
	First Horizon National Corp	BBB-	Baa3	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	BB-	B1	BB	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 11/4/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

35

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Tier 1 and Tier 1 common capital[1,2]	6,863	6,800	6,748	6,705	6,685
Risk-weighted assets[1,2]	63,917	65,220	65,099	66,115	64,486
Tier 1 and Tier 1 common capital ratio[2]	***10.74%***	***10.43%***	***10.37%***	***10.14%***	***10.37%***
Total shareholders' equity	$6,969	$6,911	$6,988	$6,942	$7,084
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	18	20	21	22	25
Tangible common equity	$6,316	$6,256	$6,332	$6,285	$6,424
Total assets	$64,670	$62,947	$64,885	$65,069	$63,000
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	18	20	21	22	25
Tangible assets	$64,017	$62,292	$64,229	$64,412	$62,340
Tangible common equity ratio	***9.87%***	***10.04%***	***9.86%***	***9.76%***	***10.30%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]September 30, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

36

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Tier 1 common capital[2]	$6,863	$6,800	$6,748	$6,705	$6,685
Basel III adjustments[3]	--	--	(1)	(39)	(17)
Basel III Tier 1 common capital[3]	$6,863	$6,800	$6,747	$6,666	$6,668
Risk-weighted assets[1,2]	$63,917	$65,220	$65,099	$66,115	$64,486
Basel III adjustments[3]	2,295	2,091	1,996	1,854	2,313
Basel III risk-weighted assets[3]	$66,212	$67,311	$67,095	$67,969	$66,799
Tier 1 common capital ratio[2]	10.7%	10.4%	10.4%	10.1%	10.4%
Basel III Tier 1 common capital ratio[3]	10.4%	10.1%	10.1%	9.8%	10.0%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]September 30, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

[3]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

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